May 7, 2019

DREYFUS MUNICIPAL BOND OPPORTUNITY FUND

Supplement to Current Statement of Additional Information

Effective on July 17, 2019, the following information supplements the information contained in “How to Buy Shares – Class A” in Part II of the fund’s Statement of Additional Information:

Class A

The public offering price for Class A shares of Dreyfus Municipal Bond Opportunity Fund is the net asset value per share of that class, plus a sales load as shown below:

Dreyfus Municipal Bond Opportunity Fund Total Sales Load*—Class A Shares

Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers’ reallowance as a % of offering price
Less than $50,000	4.50	4.71	4.25
$50,000 to less than $100,000	4.00	4.17	3.75
$100,000 to less than $250,000	3.00	3.09	2.75
$250,000 or more	-0-	-0-	Up to 1.00

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* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of Dreyfus Municipal Bond Opportunity Fund purchased without an initial sales load as part of an investment of $250,000 or more may be assessed at the time of redemption a 1.00% CDSC if redeemed within one year of the date of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1.00% of the net asset value of Class A shares of Dreyfus Municipal Bond Opportunity Fund purchased by their clients as part of a $250,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

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